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                                                                   EXHIBIT 10.50



                                 FIRST AMENDMENT
                                     TO THE
               POST-MERGER STOCK TRANSFER AND REPURCHASE AGREEMENT

         This First Amendment to the Post-Merger Stock Transfer and Repurchase Agreement (the "Agreement") is made and entered into as of April 12, 2004, by and among Avondale Incorporated, a Delaware corporation (as successor to Walton Monroe Mills, Inc.) (the "Company"), Jack R. Altherr, Jr., an individual resident of the State of Georgia (the "Shareholder"), and G. Stephen Felker, an individual resident of the State of Georgia ("Felker").

                              W I T N E S S E T H:

         WHEREAS, Avondale Mills, Inc., an Alabama corporation ("Avondale"), is a wholly owned subsidiary of the Company;

         WHEREAS, the Shareholder is serving as an employee and officer of Avondale;

         WHEREAS, the Shareholder owns 100,949 shares of Class A Common Stock, par value $.01 per share, of the Company;

         WHEREAS, the Company, the Shareholder, Felker and certain other shareholders (collectively with Felker, the "Other Shareholders") entered into that certain Post-Merger Stock Transfer and Repurchase Agreement dated August, 1993 (the "Stock Transfer and Repurchase Agreement"), which created and imposed certain rights and restrictions with respect to the Class A Common Stock owned by the Shareholder;

         WHEREAS, Felker is the only one of the Other Shareholders that remains bound by the Stock Transfer and Repurchase Agreement;

         WHEREAS, the Company, the Shareholder and Felker desire to amend the Stock Transfer and Repurchase Agreement as set forth herein;

         WHEREAS, the Company desires to effect certain changes to the terms of the Stock Transfer and Repurchase Agreement and implement certain related compensation arrangements in order to both recognize the extraordinary performance of the Shareholder as the Vice Chairman and Chief Financial Officer of Avondale and create appropriate incentives for the Shareholder to remain employed by the Company; and

         WHEREAS, in recognition of certain benefits accruing to the Shareholder under this Agreement, the Shareholder has agreed to surrender certain rights relating to his ability to put his shares of Class A Common Stock to the Company.

         NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:


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         1.       Definitions. Terms used in this Agreement and not otherwise defined herein shall have the same meaning as given to them in the Stock Transfer and Repurchase Agreement.

         2. Amendment to Section 3.4. Section 3.4 of the Stock Transfer and Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

         3.4. After August 31, 2007 (the "Put Date"), provided that no Event of Deferral exists and that the Shareholder has ceased to be employed by the Company or any of its subsidiaries, the Shareholder shall have the right to sell to the Company and the Company shall be obligated to purchase all of the Shares held at such time by the Shareholder. The purchase price of the Shares purchased by the Company pursuant to this
         Section 3.4 shall be determined pursuant to the terms set forth in
         Section 4 hereof, with the Put Date being substituted for the date of the Shareholder's death, and the terms of payment and closing of such purchase shall be governed by the terms of Sections 4.3 and 6 hereof. If an Event of Deferral exists, then the Company, upon written notice to the Shareholder within 60 days after the Shareholder exercises his right to sell Shares hereunder, shall have the right to defer the repurchase of any Shares pursuant to this Section 3.4 until no Event of Deferral exists. The date of determination of the repurchase price for such Shares shall be established pursuant to Section 4.4 hereof.

         3. Amendment to Section 4.1(b). The second sentence of Section 4.1(b) of the Stock Purchase and Transfer Agreement is hereby deleted in its entirety and replaced with the following:

         The "EBITD Value" will be the product of 3.25, multiplied by an amount equal to (a) the Company's aggregate consolidated operating earnings before interest, income taxes and depreciation ("EBITD") (excluding from such earnings the one time charge recorded to recognize immediately the accumulated post-retirement benefit obligation in accordance with Statement of Financial Accounting Standards No. 106 "Employers' Accounting for Postretirement Benefits other than Pensions" ("SFAS 106")) for the 10 fiscal quarters immediately preceding the death of the Shareholder divided by (b) 2.5.

         4. Amendment to Section 9. Section 9 of the Stock Purchase and Transfer Agreement is hereby deleted and replaced in its entirety with the following:

         SECTION 9. TERMINATION. This Agreement shall terminate upon the earliest to occur of any of the following events or dates:

         (a)      bankruptcy or receivership of the Company;

         (b) the purchase by the Company or the Other Shareholders of all of the Shares;

         (c) the completion by the Company (or any shareholder or shareholders thereof) of an initial public offering of the Class A Common Stock; or

         (d)      July 2, 2010.



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         5.       Notice to the Shareholder. The address for the giving of
notices to the Shareholder pursuant to Section 10.3 of the Stock Transfer and Repurchase Agreement shall be changed to: 1050 Augusta National Court, Greensboro, Georgia 30642.

         6.       Bonus Payments.


                  (a) The Company shall cause Avondale to pay the Shareholder a bonus of $300,000, less applicable withholdings, upon the execution of this Agreement by all of the parties hereto.

                  (b) If the Shareholder is employed by the Company or any of its subsidiaries on the first business day of the 2005 fiscal year of the Company, the Company shall cause Avondale to pay the Shareholder a bonus of $200,000, less applicable withholdings, on such date.

                  (c) If the Shareholder is employed by the Company or any of its subsidiaries on the first business day of the 2006 fiscal year of the Company, the Company shall cause Avondale to pay the Shareholder a bonus of $200,000, less applicable withholdings, on such date.

                  (d) If the Shareholder is employed by the Company or any of its subsidiaries on the first business day of the 2007 fiscal year of the Company, the Company shall cause Avondale to pay the Shareholder a bonus of $200,000, less applicable withholdings, on such date.

                  (e)      All payments made to the Shareholder pursuant to this
                           Section 6 shall be made in accordance with Avondale's standard payroll procedures.

         7. No Other Modifications. Except as expressly set forth in this Agreement, the terms and conditions of the Stock Transfer and Repurchase Agreement shall continue in full force and effect.

         8. At-Will Employment. Nothing in this Agreement is intended to alter the Shareholder's status as an "at will" employee of the Company.

         9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

         10. Headings. The headings in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.



                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the date first written above.


                                         AVONDALE INCORPORATED



                                         --------------------------------------
                                         G. Stephen Felker
                                         Chairman, President and Chief
                                         Executive Officer



                                         SHAREHOLDER



                                         --------------------------------------
                                         Jack R. Altherr, Jr.



                                         G. STEPHEN FELKER



                                         --------------------------------------
                                         G. Stephen Felker